Exhibit 99.1

Parent of Rockland Trust Company Investor Presentation September 29, 2004

Forward-Looking Information Statements contained in this presentation that are not historical facts are "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

INDB Stock Performance Source: SNL Interactive - index = 100 on 1/1/2001 INDB 132% NASDAQ Bank Index 50% S&P 500 Index (14%) 1/1/2001 through 6/30/04 1/1/01 4/1/01 7/1/01 10/1/01 1/1/02 4/1/02 7/1/02 10/1/02 1/1/03 4/1/03 7/1/03 10/1/03 1/1/04 4/30/04 6/30/04

Investment Summary Established Regional Brand in a Growth Market Superb Asset Quality and Significant Reserve Coverage Strong Net Interest Margin Well Balanced Traditional Banking Balance Sheet Consistent Balance Sheet and Earnings Growth Disciplined Plan for Growth

Profile Leading financial institution in Plymouth County; Strong presence in Barnstable County 54 Banking Offices, 7 Commercial Lending Centers, 3 Mortgage Banking Offices & 3 Investment Management Offices 829 Employees The largest commercial bank headquartered in Massachusetts with $2.8 billion in assets A true community bank - the remaining local option

Balance Sheet

Business Lines Commercial Banking ^ Commercial & Industrial ^ Commercial Real Estate ^ Cash Management ^ Small Business Consumer Banking ^ Consumer Lending ^ Residential Mortgage ^ Deposit Services ^ Phone and Web Banking Investment Management ^ Managed Personal Trust ^ Investment Advice and Services ^ Mutual Funds & Annuities ^ Retirement Services

Company Footprint



Boston
Massachusetts
Atlantic Ocean
Quincy
Hingham
Hull
Cohasset
Braintree
Weymouth
Scituate
Randolph
Rockland
Norwell
Hanover
Stoughton
Brockton
Whitman
Marshfield
Pembroke
Hanson
Duxbury
North Attleboro
Bridgewater
Kingston
Halifax
Attleboro
Plymouth County
Plymouth
Raynham
Middleboro
Carver
North Eastham
Under agreement to sell
Providence
Orleans
53 Branches
3 Mortgage Banking Centers
7 Commercial Lending Centers
3 Investment Management Centers
2 New Branch Locations in 2004
Wareham
Sandwich
Bourne
West Dennis
Chatham
Hyannis
Barnstable County
Harwichport
N. Falmouth
South Yarmouth
Centerville
Osterville
Mashpee
E. Falmouth
Falmouth
Rhode Island

NASDAQ: INDB

Slide Number: 8

Independent BankCorp.
Parent of Rockland Trust Company

Established Regional Brand

Growth Market Source: U.S. Census Bureau MA Plymouth County Barnstable County

Growth Market - Infrastructure Improvements Greenbush Line Rt. 3 Expansion Rt. 44 Expansion

Strong Asset Quality ($ in millions) Loans Reserve for Loan Loss/Loans Reserve/Loans Delinquency/Loans NPA's/Assets

Net Interest Margin (FTE) * Excludes impact of FIN 46 for comparative purposes Peer data source: SNL Datasource for publicly traded banks with assets between $1 - $3 billion 4.08% *

Strong Core Funding 1999 2003 Time Deposits 43% Time Deposits 25% Demand Deposits 25% Demand Deposits 21% Savings/NOWs/ MMAs 50% Savings/NOWs/ MMAs 36%

Balanced Loan Portfolio Commercial 12% Commercial 11% Commercial RE 34% Residential 21% Consumer 27% Consumer 37% 1999 2003 Commercial RE 41% Residential 17%

INDB Financial Summary

2004 YTD Financial Performance

Financial Highlights Actual

Philosophy & Promises People Do Business with Peoplesm To our Shareholders: We will meet or exceed your financial and ethical expectations. To our Customers: You will receive exemplary customer service from our team of professionals who will work with you to fulfill your financial needs. To our Communities: We will strengthen the communities in which we work and live. To our Colleagues: Each of you is critical to the future of the organization and we will invest in your success. We respect and celebrate your diversity.

2004 Strategic Goals Expand Commercial Lending business development, invest in process improvement, and improved cash management capabilities Establish a new Business Banking Division Generate Core Deposits Build North Attleboro and Raynham branches Invest in retail sales coaching/training and branch scorecard Introduce new product set Acquire financial institutions as opportunities present themselves Expand Mortgage Banking product set and investor platform Improve efficiencies through technology improvements Intensify calling efforts in light of recent M&A activity Enhance Investment Management Group with expanded retirement services and asset allocation capabilities

Governance Best Practice review completed by Governance Committee last year Chairman/CEO roles separated Majority of current Directors (11 of 12) are 'independent' in accordance with NASDAQ rules Executive sessions held regularly Board has adopted written statements of Governance Principles and written Charters for each of its committees Company has had a written Code Of Ethics for many years

Acquisition Strategy Strategic Fit Low Risk Accretive to earnings Opportunistic Complements Product Mix

Falmouth Bancorp, Inc. Acquisition $152 million in assets $137 million in deposits (64% Core) Cash and stock transaction valued at $36.9 million: Price/Book 193% Deposit premium of 11.4% Price/Trailing EPS 40.0x Cost saves estimated at 40% - 50% Net 2 new branches Closing completed July 2004 Expected to add $0.03 to EPS in 2004

Enhancing Shareholder Value 5 yr CAGR* Diluted EPS Growth 10.6% Loan Growth 10.9% Core Deposit Growth 16.8% Dividend Growth 5.4% Leading to stock price appreciation 10 yr CAGR 23.6% 5 yr CAGR 10.0% *1998-2003

INDB Stock Performance Source: SNL Interactive - index = 100 on 1/1/2001 INDB 132% NASDAQ Bank Index 50% S&P 500 Index (14%) 1/1/2001 through 6/30/04 1/1/01 4/1/01 7/1/01 10/1/01 1/1/02 4/1/02 7/1/02 10/1/02 1/1/03 4/1/03 7/1/03 10/1/03 1/1/04 4/30/04 6/30/04

Investor Presentation NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Michelle Newcomb (781) 878-6100 Parent of Rockland Trust Company